UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

December 10, 2007

(Date of earliest event reported)

SPACEHAB, Incorporated

(Exact name of registrant as specified in its charter)

Washington	0-27206	91-1273737
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

12130 State Highway 3, Building 1

Webster, Texas  77598

(Address of principal executive offices, including zip code)

(713) 558-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.05               Costs Associated with Exit or Disposal Activities.

                On December 1, 2007, the Board of Directors of SPACEHAB, Incorporated (the “Company”) approved a plan to reduce staffing and restructure corporate functions to streamline operations, improve efficiency and reduce overhead.  The plan calls for reduction of 21 positions, as the Company’s activities in support of NASA’s space shuttle program ended upon completion of U.S. space shuttle mission STS-118 in August 2007.  The Company expects that the restructuring will be completed by Friday, December 21, 2007.

                The Company anticipates that these actions, when fully implemented, will result in annualized cost savings of $2.5 million.  These cost reductions include a workforce reduction of approximately 13%  spread between the Company’s Houston, Texas headquarters and Cape Canaveral, Florida payload processing facility.  SPACEHAB’s Astrotech spacecraft processing facilities in Titusville, Florida, Vandenberg Air Force Base, California and Long Beach, California are unaffected by the restructuring.  This restructuring is not expected to result in the closing of any of the Company’s facilities.

                The restructuring activities constitute an exit or disposal plan activity under FASB Statement of Financial Accounting Standards No. 146, Accounting for Costs Associated with Exit or Disposal Activities, which will result in material charges under accounting principles generally accepted in the U.S.  The Company will recognize restructuring costs of $254,000 and will incur a cash outlay of $161,000 including severance payments of $81,000, in the current period.

                The restructuring includes a realignment of the Company’s business units into SPACEHAB Orbital Transportation, SPACEHAB Microgravity Sciences, and SPACETECH while combining the former SPACEHAB Flight Services and SPACEHAB Government Services into a new SPACEHAB Engineering Services business unit.

                A copy of the Company’s press release dated December 10, 2007, announcing the staff reduction and new business units is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Section  9 — Financial Statements and Exhibits

Item 9.01               Financial Statements and Exhibits.

(d)  Exhibits.

99.1                                                   Press Release of SPACEHAB, Incorporated dated December 10, 2007

SIGNATURES

                        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPACEHAB, Incorporated

December 10, 2007	By:	/s/ Brian K. Harrington
Brian K. Harrington
Sr. Vice President and Chief Financial Officer